UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, Nebraska      68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period: 11/30/12

Item 1.  Reports to Stockholders.

Linde Hansen Contrarian Value Fund

ANNUAL REPORT

November 30, 2012

Class I Shares (Symbol: LHVIX)

Class A Shares (Symbol: LHVAX)

1-855-754-7933

www.lindehansen.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Linde Hansen Contrarian Value Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

We are honored to provide you with this, our first annual shareholder letter for the Linde Hansen Contrarian Value Fund.  As contrarian value investors in US domestic common stocks, we use fundamental analysis to build a concentrated portfolio that we believe is different from most others available today and one that is certainly not beholden to conventional thinking.  Our goal is to build wealth for our shareholders over longer periods of time using a methodology we believe has stood the test of time.

Today, as we examine the current investment environment, the consensus seems to be preaching avoidance of risk (defined as volatility).  For many, investing in broadly diversified portfolios is the strategy to accomplish risk avoidance, specifically through the use of index funds and ETFs.  While these strategies may feel safe, we believe they will fall short of building wealth as the great de‐levering continues. In a global economic environment of sluggish growth and frequent dislocations, we believe the selection of individual securities ‐ particularly the common stocks of businesses capable of adapting to difficult conditions and driving profitability higher ‐ will be paramount. This is the opportunity we see, and we are striving to capture it in the Linde Hansen Contrarian Value Fund.

Performance Review

The Linde Hansen Contrarian Value Fund – Class A Share advanced 3. 6% from inception on February 8, 2012 through November 30, 2012.  This compares to a 6.4% increase in the total return for the Russell Midcap Value Index.  As with all new funds, we experienced several months of large cash flows relative to assets under management when the fund went live.  Unfortunately both February and March were relatively strong months for our stocks and the timing and size of the cash flows caused a drag on performance of approximately 300 basis points.  At fiscal year end the fund has gathered over $20 million in assets under management and inflows relative to the asset base have moderated.

It was a rollercoaster ride for the broad market indices in 2012.  After returning to the highs of the prior year in March, negative news from Europe and China drove recession fears which all but wiped out the market advance by the end of May.   Nevertheless, investor optimism began to build through the summer as solid second quarter earnings were reported.  By late summer, the market seemed to climb the proverbial “wall-of-worry” as attention shifted from overseas financial dramas to the US Presidential election and the looming fiscal cliff.  This trend continued into the waning months of the year, enabling both the Linde Hansen Contrarian Value Fund and the Russell Midcap Value Index to post single digit returns since inception on February 8th.

The two biggest contributors to performance for the period were Brown Shoe Company (5.81% of portfolio) and Chemtura Corporation (4.25% of portfolio).  Brown Shoe made sharp progress during the year as CEO Diane Sullivan effectively executed the company’s profit recovery plan.  Strong growth in sales per foot at the company’s Famous Footwear retail division and marked improvement at its wholesale shoe division, paced by accelerating growth of the Sam Edelman brand, drove earnings growth.

Chemtura performed well as it continued to expand margins and increase earnings over the past year. As a manufacturer of a wide variety of performance-driven specialty chemicals, we believe Chemtura has ample opportunity to rebalance the mix of its businesses/product lines in order to optimize its profit model which should result in an improving trend in Return on Invested Capital (ROIC).  Still relatively fresh from exiting Chapter 11 reorganization near the end of 2010, we believe Chemtura has plenty of runway ahead of it.

Avon Products (3.03% of portfolio) and Alcatel Lucent (2.40% of portfolio) were among our worst performing stocks during the period.  The share price of Avon fell sharply in May after it turned down a merger proposal from perfume and cosmetics manufacturer Coty.  Now, after being woefully managed for the past decade, and a widely expected dividend cut behind us,  we believe the new management team recently put in place is focused on repairing Avon’s business, returning it to the solid earnings power and growth that were the company’s former hallmark.

Alcatel‐Lucent is completing the fourth year of a difficult turnaround. Its earnings this year fell short of consensus (and our) expectations as a result of weak demand in its end-markets (telecommunications service providers, especially in Europe).  Concerns about its upcoming debt maturities further exacerbated the stock’s decline.  We don’t believe this year’s earnings shortfall impairs the long‐term opportunity embedded in the share. And recently, a successful refinancing deal has eliminated concerns regarding near term debt repayment erasing an issue that has plagued the stock price.  Further, the company continues to add exciting new products to its line-up, building a strong platform to take advantage of the increasing demand for bandwidth and speed in the telecommunications industry.  We remain committed to our position in its shares.

Outlook

Macro factors still seem to dominate most investing discussions these days.  While Europe and China still get a substantial amount of press, the US Presidential race shifted focus back to important domestic issues that have plagued our economy.  The “fiscal cliff” still looms large as we write this outlook and its resolution will clearly impact 2013.  Regardless of the outcome we think there will be a drag on the economy.  A compromise will likely bring higher taxes and reduced government spending.  A “kick the can down the road” strategy may shake the confidence of the business leaders causing them to cut back on capital spending and hiring as they are left paralyzed by uncertainty.  If gridlock carries the day and nothing is done, the resulting fall off the cliff will slowly bring recession.

The good news is that none of this is new.  We are still digging out from problems whose genesis was ten years ago.  Most, including us, have expected economic growth to be relatively slow as the great deleveraging continues.  The thing to remember is that these macro headwinds increase the necessity to make investment decisions from the bottom-up; starting with individual securities.  We believe that being “long the market” and seeking “exposure” in asset classes may no longer achieve the goals you seek; diversification won’t build wealth, just reduce price volatility.  We think that there won’t be a wind at the diversified investor’s back, and that healthy returns will be generated only by identifying individual situations that are misunderstood and mispriced.

Obviously, this outlook fits well with our philosophy: we are bottom‐up stock investors who focus our research on companies and industries. We make no point forecasts with regard to interest rates, currencies, economic growth or major stock market indexes. We search for companies that we believe are undervalued relative to their normal earnings and have the ability to drive their return on invested capital higher. In this regard, our outlook is a reflection of the opportunity set we see among the universe of stocks we analyze. We are interested in knowing whether companies are under‐earning or over‐earning, the likelihood that profitability improves, and how these measures compare with valuation. Though profitability has been improving since 2009 and some companies are achieving historically high operating margins and return‐on‐invested‐capital, the majority of companies are still earning below their historic average. Valuation, based upon our work, is attractive as many of the world’s uncertainties seem to be reflected in stock prices. All in all, we at Linde, Hansen & Co. see plenty of opportunity for successful equity investing in today’s market.

Thank you for the trust and confidence you place in us by being a fellow shareholder.

Russell Midcap Value Index-The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market.

Volatility:  A statistical measure of the dispersion of returns for a given security or market index. Volatility is commonly measured by using the standard deviation or variance between returns from that same security or market index.

Return on invested capital-A calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments.  The measure gives a sense of how well a company is using its money to generate returns.

0054-NLD-01/08/2013

Linde Hansen Contrarian Value Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through November 30, 2012*

Non-Annualized Total Returns as of November 30, 2012
Since Inception*
Linde Hansen Contrarian Value Fund:
Class A Class A with load	3.60% (1.80)%
Class I	3.80%
Russell Midcap Value Index	6.44%

________________

 *Fund commenced operations on February 8, 2012.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-855-754-7933.

PORTFOLIO COMPOSITION** (Unaudited)

Communications	29.0%
Consumer- Non-Cyclical	22.7%
Financial	12.6%
Consumer- Cyclical	11.7%
Energy	10.6%
Basic Materials	4.9%
Utilities	4.6%
Technology	3.9%
100.0%

**Based on Portfolio Market Value as of November 30, 2012.

Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS
November 30, 2012
	Shares	Value
COMMON STOCK - 87.0%
ADVERTISING - 4.5%
Interpublic Group of Cos., Inc.	84,400	$ 913,208

BIOTECHNOLOGY - 3.5%
Celgene Corp. *	9,200	723,028

CHEMICALS - 4.3%
Chemtura Corp. *	42,600	865,632

COMMERCIAL SERVICES - 3.9%
CDI Corp.	47,587	786,137

COMPUTERS - 3.4%
Cadence Design Systems, Inc. *	54,800	697,604

COSMETICS/PERSONAL CARE - 3.0%
Avon Products, Inc.	44,157	615,990

GAS - 4.0%
NiSource, Inc.	33,640	813,079

HEALTHCARE-SERVICES - 4.7%
Health Management Associates, Inc. *	120,250	955,987

HOUSEHOLD PRODUCTS/WARES - 4.6%
Kimberly-Clark Corp.	11,031	945,577

INSURANCE - 7.5%
RenaissanceRe Holdings Ltd.	8,200	678,632
XL Group PLC	34,900	849,117
		1,527,749
MEDIA - 4.0%
Time Warner Cable, Inc.	8,500	806,565

OIL & GAS - 9.2%
EOG Resources, Inc.	8,900	1,046,818
Transocean Ltd	17,800	822,360
		1,869,178
REAL ESTATE INVESTMENT TRUSTS - 3.4%
Host Hotels & Resorts, Inc.	47,700	700,713

The accompanying notes are an integral part of these financial statements.
Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2012
	Shares	Value
RETAIL - 10.2%
Brown Shoe Co., Inc.	62,100	$ 1,183,005
Chico's FAS, Inc.	48,000	895,200
		2,078,205
TELECOMMUNICATIONS - 16.8%
Alcatel-Lucent - ADR *	443,300	487,630
CenturyLink, Inc.	25,600	994,304
Sierra Wireless, Inc. *	94,628	732,421
Tellabs, Inc.	151,200	538,272
Windstream Corp.	79,000	662,020
		3,414,647

TOTAL COMMON STOCK (Cost - $17,132,548)		17,713,299

TOTAL INVESTMENTS - 87.0% (Cost - $17,132,548)(a)		$ 17,713,299
OTHER ASSETS LESS LIABILITIES - 13.0%		2,653,480
NET ASSETS - 100.0%		$ 20,366,779

* Non-income producing security.
ADR - American Depositary Receipt
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,128,961 and differs from market value by net unrealized appreciation (depreciation) of securites as follows:
	Unrealized Appreciation:	$ 1,649,892
	Unrealized Depreciation:	(1,065,554)
	Net Unrealized Appreciation:	$ 584,338

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2012

Assets:
Investments in Securities at Value (identified cost $17,132,548)	$ 17,713,299
Cash	2,860,944
Due from Investment Adviser	30,750
Dividends and Interest Receivable	14,716
Prepaid Expenses and Other Assets	26,279
Total Assets	20,645,988

Liabilities:
Payable for Securities Purchased	248,659
Payable for Fund Shares Redeemed	122
Accrued Distribution Fees	2,413
Payables to Other Affiliates	8,002
Accrued Expenses and Other Liabilities	20,013
Total Liabilities	279,209

Net Assets	$ 20,366,779

Net Asset Value, Offering and Redemption Price Per Share
Class A:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 1,185,401 shares outstanding)	$ 12,275,392
Net Asset Value ($12,275,392/1,185,401 shares outstanding) and redemption price per share (a)	$ 10.36
Maximum Offering Price Per Share (Maximum sales charge of 5.25%)	$ 10.93

Class I:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 779,654 shares outstanding)	$ 8,091,387
Net Asset Value ($8,091,387/779,654 shares outstanding), offering price and redemption price per share (a)	$ 10.38

Composition of Net Assets:
At November 30, 2012, Net Assets consisted of:
Paid in Capital	$ 19,746,621
Undistributed Net Investment Income	86,838
Accumulated Net Realized Loss From Security Transactions	(47,431)
Net Unrealized Appreciation on Investments	580,751
Net Assets	$ 20,366,779

(a) Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF OPERATIONS
For the Period February 8, 2012* to November 30, 2012

Investment Income:
Dividend Income	$ 250,932
Total Investment Income	250,932

Expenses:
Investment Advisory Fees	126,769
Legal Fees	51,814
Transfer Agent Fees	36,331
Administration Fees	31,268
Fund Accounting Fees	25,404
Distribution Fees - Class A	17,554
Audit Fees	13,444
Chief Compliance Officer Fees	11,248
Registration and Filing Fees	9,319
Printing Expense	9,131
Trustees' Fees	4,475
Custody Fees	4,077
Insurance Expense	3,181
Miscellaneous Expenses	2,782
Total Expenses	346,797
Less: Fees Waived and Expenses Reimbursed by Adviser	(182,703)
Net Expenses	164,094
Net Investment Income	86,838

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss from Security Transactions	(47,431)
Net Change in Unrealized Appreciation (Depreciation) on Investments	580,751
Net Realized and Unrealized Gain on Investments	533,320

Net Increase in Net Assets Resulting From Operations	$ 620,158
____
*Commencement of Operations

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF CHANGES IN NET ASSETS
For the Period February 8, 2012* to November 30, 2012

From Operations:
Net Investment Income	$ 86,838
Net Realized Loss from Security Transactions	(47,431)
Net Change in Unrealized Appreciation (Depreciation) on Investments	580,751
Net Increase in Net Assets
Resulting From Operations	620,158

From Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	12,067,314
Redemption Fee Proceeds	110
Cost of Shares Redeemed	(140,649)
Total Class A Transactions	11,926,775

Class I Shares:
Proceeds from Shares Issued	7,931,891
Redemption Fee Proceeds	54
Cost of Shares Redeemed	(112,099)
Total Class I Transactions	7,819,846

Net Increase in Net Assets Resulting from Beneficial Interest Transactions	19,746,621

Total Increase in Net Assets	20,366,779

Net Assets:
Beginning of Period	-
End of Period (including undistributed net investment
income of $86,838)	$20,366,779

Share Activity:
Class A Shares:
Shares Sold	1,199,584
Shares Redeemed	(14,183)
Net increase in shares of beneficial interest outstanding	1,185,401

Class I Shares:
Shares Sold	790,645
Shares Redeemed	(10,991)
Net increase in shares of beneficial interest outstanding	779,654
____
*Commencement of Operations

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class A		Class I
	Period*		Period*
	Ended		Ended
	November 30, 2012		November 30, 2012

Net Asset Value, Beginning of Period	$ 10.00		$ 10.00
From Operations:
Net investment income (a)	0.05		0.07
Net gain from securities
(realized and unrealized)	0.31		0.31
Total from operations	0.36		0.38

Paid in capital from redemption fees	0.00	(e)	0.00	(e)

Net Asset Value, End of Period	$ 10.36		$ 10.38

Total Return (b)(d)	3.60%		3.80%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 12,276		$ 8,091
Ratio of expenses to average net assets (c),
before reimbursement	2.84%		2.59%
net of reimbursement	1.40%		1.15%
Ratio of net investment income
to average net assets (c)	0.57%		0.82%
Portfolio turnover rate (d)	7%		7%

__________
*Commencement of Operations was February 8, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized.
(d) Not annualized.
(e) Amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS

November 30, 2012

1.

ORGANIZATION

Linde Hansen Contrarian Value Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers two classes of shares designated as Class A and Class I.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges.  The primary investment objective of the Fund is long-term growth of capital.  The Fund commenced operations on February 8, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2012

futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of November 30, 2012 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 17,713,299	$ -	$ -	$ 17,713,299
Total	$ 17,713,299	$ -	$ -	$ 17,713,299

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

See Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income and Expenses – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2012

income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.  The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (none) or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Linde Hansen & Co, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the period ended November 30, 2012, the Adviser earned advisory fees of $126,769.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until March 31, 2013, so that the total annual operating expenses of the Fund do not exceed 1.40% and 1.15% of the average daily net assets of the Class A and Class I shares, respectively.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2012

 reimbursed.  During the period ended November 30, 2012, the Adviser waived fees and reimbursed expenses of $182,703.

Pursuant to separate servicing agreements with Gemini Fund Services (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities.  For the period ended November 30, 2012, the Fund incurred distribution fees of $17,554 on Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  For the period ended November 30, 2012, the Distributor received $200,773 in underwriting commissions for sales of Class A shares, of which $29,172 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees- Effective October 2012 each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $4,000, allocated to all Funds in the Trust, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman receives a $4,000 additional annual fee.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to October 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the beginning of each calendar quarter. The Trust does not have a bonus, profit sharing, pension or retirement plan.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the period ended November 30, 2012, amounted to $18,255,347 and $1,075,368, respectively.

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2012

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the period ended November 30, 2012, the Fund assessed $164 in redemption fees.

6.

TAX COMPONENTS OF CAPITAL

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 102,622	$ -	$ -	$ (66,802)	$ 584,338	$ 620,158

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized loss from security transactions is primarily attributable to the adjustments for distributions of return of capital.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $66,802.

There were no distributions paid during the period ended November 30, 2012.

7.

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, Financial Accounting Standards Board issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund's financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Dividends: The Fund’s Board of Trustees declared the following dividends:

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Linde Hansen Contrarian Value Fund and

Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statement of assets and liabilities of Linde Hansen Contrarian Value Fund, a series of shares of beneficial interest of Northern Lights Fund Trust II (the "Fund"), including the portfolio of investments, as of November 30, 2012, and the related statements of operations and changes in net assets and the financial highlights for the period February 8, 2012 (commencement of operations) through November 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Linde Hansen Contrarian Value Fund as of November 30, 2012, and the results of its operations, the changes in its net assets and its financial highlights for the period February 8, 2012 (commencement of operations) through November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

January 28, 2013

Linde Hansen Contrarian Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

November 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Thomas T. Sarkany Year of Birth: 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010)	25	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Northern Lights ETF Trust
Anthony H. Lewis Year of Birth: 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	25	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense)
Keith Rhoades Year of Birth: 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	25	NONE
Randal D. Skalla Year of Birth: 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	25	Orizon Investment Counsel (financial services company) Board Member

Linde Hansen Contrarian Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

November 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Brian Nielsen** Year of Birth: 1972	Trustee Since May 2011

Director, Secretary and General Counsel of Constellation Trust Company since 2004; Secretary and General Counsel of Gemcom, LLC (financial printer) since 2004; Secretary, Manager and General Counsel of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003;  Secretary and General Counsel of Gemini Fund Services, LLC since 2012; General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (back-office servicing company) since 2001;  Assistant Secretary to Northern Lights Fund Trust since 2011; and Assistant Secretary of Gemini Fund Services, LLC (2003-2012). Manager, NorthStar Financial Services Group, LLC (since 2012); Manager, Arbor Point Advisors, LLC (since 2012)

			25	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1976	Secretary Since May 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Emile Molineaux 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1962	Chief Compliance Officer and AML Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 -  2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011)

			N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-754-7933.

11/30/12-NLIIVs 3

Linde Hansen Contrarian Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

November 30, 2012

As a shareholder of the Fund you incur two types of costs: (1) transaction costs (such as front-end loads and redemption fees) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/12)	Ending Account Value (11/30/12)	Annualized Expense Ratio	Expenses Paid During the Period* (6/1/12 to 11/30/12)
Actual
Class A	$1,000.00	$1,074.70	1.40%	$ 7.26
Class I	$1,000.00	$1,074.50	1.15%	$ 5.96
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.00	1.40%	$ 7.06
Class I	$1,000.00	$1,019.25	1.15%	$ 5.81

*Expenses paid during the period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (183) and divided by the number of days in the fiscal year (366).

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At an Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 28, 2011, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Linde Hansen Contrarian Value Fund (the “Fund”) and Linde Hansen & Co., LLC (“Linde Hansen”).

In advance of the October 28, 2011, meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to Linde Hansen (including due diligence questionnaires completed by Linde Hansen, Linde Hansen’s Form ADV, select financial information of Linde Hansen, bibliographic information regarding Linde Hansen’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of the information provided by Linde Hansen, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement with respect to the Fund. The Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management

In considering the approval of the Investment Advisory Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by Linde Hansen related to the proposed Investment Advisory Agreement with the Trust, including Linde Hansen’s ADV, a description of the manner in which investment decisions will be made and executed, a review of the professional personnel performing services for the Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process.  The Board discussed the extent of Linde Hansen’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  Additionally, the Board received satisfactory responses from representatives of Linde Hansen with respect to a series of important questions, including: whether Linde Hansen was involved in any lawsuits or pending regulatory actions; whether Linde Hansen’s management of other accounts would conflict with its management of the Fund; and whether Linde Hansen has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided by Linde Hansen of its practices for monitoring compliance with the Fund’s investment limitations, noting that Linde Hansen would periodically review the portfolio managers’ performance of their duties to ensure compliance under Linde Hansen’s compliance program.  The Board then reviewed the capitalization of Linde Hansen based on information provided by and representations made by Linde Hansen and concluded that Linde Hansen was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund.

The Board concluded that Linde Hansen had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Linde Hansen to the Funds were satisfactory.

Performance.  As applicable, the Board considered Linde Hansen’s past performance as well as other factors relating to Linde Hansen’s track record.  The Trustees reviewed the performance of Linde Hansen’s composite track record for its proposed strategy, noting that performance was acceptable.  The Board concluded that Linde Hansen was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by Linde Hansen, the Board reviewed and discussed a comparison of the Fund’s management fee and overall expense ratio to a peer group of funds constructed by Linde Hansen with similar investment objectives and strategies. The Board reviewed the contractual arrangements for the Fund, which stated that Linde Hansen had agreed to waive or limit its management fee and/or reimburse expenses at least until March 31, 2013, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.40% and 1.15%, of the Fund’s average net assets, for Class A and Class I shares, respectively and found such arrangements to be beneficial to shareholders.  The Board concluded that, based on the experience and expertise of the personnel of Linde Hansen, particularly the portfolio managers, and the services to be provided to the Fund by Linde Hansen, the fees to be charged by Linde Hansen were fair and reasonable.  The Board concluded that the advisory fee and expense cap for the Fund were fair and reasonable.

Profitability.   The Board also considered the level of profits that could be expected to accrue to Linde Hansen with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of Linde Hansen provided by Linde Hansen.  With respect to Linde Hansen, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from Linde Hansen’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, Linde Hansen’s expectations for growth of the Fund. The Board noted that the start-up phase of a fund may be too soon to properly evaluate all of the economies and concluded that any material economies of scale would not be achieved in the near term.

Conclusion.  Having requested and received such information from Linde Hansen as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

                                               Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7933.

Investment Adviser

Linde, Hansen & Co., LLC

25B Vreeland Road, Suite 102

Florham Park, NJ 07932

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $ 12,000

(b)

Audit-Related Fees

2012 - None

(c)

Tax Fees

2012 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $ 2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

2/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date

2/7/13

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

2/7/13